Ivy Funds

Supplement dated April 26, 2010 to the

Ivy Funds Prospectus dated April 1, 2010

The following replaces the corresponding information in the summary section regarding Ivy Asset Strategy New Opportunities Fund:

Ivy Asset Strategy New Opportunities Fund*

Objective

To provide high total return over the long term.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 173 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 116 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class I	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class R	Class Y
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.25%
Other Expenses[2]	0.85%	1.30%	1.05%	0.66%	0.71%	0.66%
Total Annual Fund Operating Expenses	2.10%	3.30%	3.05%	1.66%	2.21%	1.91%
Fee Waiver and/or Expense Reimbursement[3]	0.60%	0.26%	0.65%	0.41%	0.26%	0.41%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.50%	3.04%	2.40%	1.25%	1.95%	1.50%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]	The percentage shown for Other Expenses is based on estimated amounts for the current fiscal year.

[3]

Through July 31, 2011, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees and/or other common expenses to cap the expenses for Class A shares and Class Y shares at 1.50% and Class I shares at 1.25%. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Fund’s Board of Trustees.

*	Not Available Until May 3, 2010.

Supplement	Prospectus	1

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class A Shares	$719	$1,126
Class B Shares	707	1,286
Class C Shares	243	865
Class I Shares	127	473
Class R Shares	198	660
Class Y Shares	153	550

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class A Shares	$719	$1,126
Class B Shares	307	986
Class C Shares	243	865
Class I Shares	127	473
Class R Shares	198	660
Class Y Shares	153	550

The following supplements the corresponding information regarding the management of Ivy Asset Strategy New Opportunities Fund in the section entitled “Portfolio Management”:

Ivy Asset Strategy New Opportunities Fund: Jonas M. Krumplys is primarily responsible for the day-to-day management of Ivy Asset Strategy New Opportunities Fund, and has held his Fund responsibilities since the inception of the Fund in May 2010. He is Vice President of IICO and WRIMCO and Vice President of the Trust. Mr. Krumplys joined IICO in November 2006 as an investment analyst. He has served as Assistant Vice President and assistant portfolio manager for other investment companies managed by WRIMCO since April 2008. He earned a BS in architecture and an MS in chemical engineering from the University of Illinois, and holds an MBA with an emphasis in finance and marketing from the University of Chicago Graduate School of Business. Mr. Krumplys is a Chartered Financial Analyst.

In managing the Fund, Mr. Krumplys works closely with Michael L. Avery and Ryan F. Caldwell who are primarily responsible for the day-to-day management of Ivy Asset Strategy Fund. Mr. Krumplys consults regularly with them in discharging his responsibilities as portfolio manager.

2	Prospectus	Supplement